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                              Janus Adviser Series
                     Janus Adviser Small Company Value Fund

                         Supplement Dated March 1, 2005
                      to Currently Effective Prospectuses

Effective March 1, 2005, Jakob V. Holm, a Co-Manager of Janus Adviser Small Company Value Fund, will assume responsibility as the sole Portfolio Manager of the Fund. Mr. Holm's investment background appears in the Prospectus.